Exhibit 10.1

ARS VI Investor I, LP

c/o Almanac Realty Investors, LLC

1140 Avenue of the Americas, 17th Floor

New York, New York 10036

June 8, 2018

RAIT Financial Trust

Two Logan Square

100 N. 18th Street, 23rd Floor

Philadelphia, PA

Attention: Jamie Reyle

Dear Jamie:

Reference is made to the Extension Agreement dated as of March 12, 2018 (the “Agreement”), by and among ARS VI Investor I, LP (the “Investor”), on the one hand, and RAIT Financial Trust, RAIT Partnership, L.P., Taberna Realty Finance Trust and RAIT Asset Holdings IV, LLC, on the other hand. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

The Investor hereby agrees to extend the Extended Effective Date Period through 3:00 p.m. (Eastern time) on Wednesday, June 13, 2018.

Nothing contained herein shall be construed as a waiver of any of our rights or remedies under the Purchase Agreement, Related Documents and applicable law, all of which are expressly reserved.

Sincerely,

ARS VI INVESTOR I, LP

By:	ARS VI INVESTOR I, GP, LLC, its General Partner
By:	ALMANAC REALTY SECURITIES VI, L.P., its Sole Member
By:	ALMANAC REALTY PARTNERS VI, LLC, its General Partner

By:	/s/ Matthew W. Kaplan
	Name:	Matthew W. Kaplan
	Title:	President

ACKNOWLEDGED AND AGREED:

RAIT FINANCIAL TRUST

By:	/s/ John J. Reyle
	Name:	John J. Reyle
	Title:	Interim CEO, Interim President & General Counsel

RAIT PARTNERSHIP, L.P.

By:	RAIT General, Inc., a Maryland corporation, its General Partner

By:	/s/ John J. Reyle
	Name:	John J. Reyle
	Title:	Interim CEO, Interim President & General Counsel

TABERNA REALTY FINANCE TRUST

By:	/s/ John J. Reyle
	Name:	John J. Reyle
	Title:	Interim CEO, Interim President & General Counsel

RAIT ASSET HOLDINGS IV, LLC

By:	RAIT Partnership, L.P., a Delaware limited partnership, its sole member

By:	RAIT General, Inc., a Maryland corporation, its General Partner

By:	/s/ John J. Reyle
	Name:	John J. Reyle
	Title:	Interim CEO, Interim President & General Counsel

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